October 19, 1994



James T. Cronin, Vice President
National Waste Industries, Inc.
625 Liberty Avenue, Suite 3100
Pittsburgh, PA 15222

RE: Casella Waste Systems, Inc. -- Issuance of Shares to National Waste Industries, Inc.-- For Services Rendered

Dear Jim:

There accompanies this letter the following: (i) Share Certificate A10 of Casella Waste Systems, Inc. issued in favor of National Waste Industries, Inc. for 100,000 of its Class A Common Stock (the Consumat Sanco shares); and (ii) Share Certificate A11 of Casella Waste Systems, Inc. issued in favor of National Waste Industries, Inc. for 350,000 of its Class A common stock (the Waste U.S.A. shares). We are pleased with the assistance which you have provided to us in connection with the acquisition. The shares have been allocated to each transaction in the manner set forth above.

The shares have been issued to you by us based upon the following understandings:

     1. Each share shall be considered as having a current fair market value of $4.60.

     2. The shares are being issued to you as full payment for all of the services rendered by National Waste Industries, Inc. upon behalf of Casella Waste Systems, Inc., and its subsidiaries, to this date, including without limitation those in connection with the purchase of the shares of Consumat Sanco, Inc. and the assets which constitute the so-called Waste U.S.A. landfill, all as located in Coventry, Vermont.

     3. All of the shares being delivered to you concurrent herewith have been duly authorized by all appropriate corporate action and constitute validly issued and outstanding shares of common stock of Casella Waste Systems, Inc. We understand that you are acquiring the shares for your own account and for the purpose of investment and not with a view to or for sale to any outside third party in connection with any distribution thereof.

     4. By your acceptance of these shares you further represent to us that you understand that: (i) the shares have not been registered under the Securities Act of 1933 by reason of their issuance of a transaction exempt from registration requirements of the Securities Act pursuant to Section 4(2) thereof; (ii) the shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act of 1933 or is exempt from such registration; (iii) the shares will bear a legend to such effect in the manner set forth below; and (iv) Casella Waste Systems,

James T. Cronin
October 19, 1994
Page 2


Inc. will make a notation on its transfer books to such effect. By your acceptance of these shares, National Waste Industries, Inc. further represents that the exemptions from registration afforded by Rule 144 and Rule 144A under the Securities Act of 1933 depend upon the satisfaction of various conditions and that, if applicable, said rules afford the basis of sales of the shares in limited amounts under certain conditions. The legend which has been placed on the shares reads as follows:

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

     5. Under the terms of the financing which Casella Waste Systems, Inc. has entered into with its other venture capital investors, Casella Waste Systems, Inc. has entered into a Stockholders' Agreement, a copy of which accompanies this letter. As part of that Stockholders' Agreement, each share certificate of Casella Waste Systems, Inc. bears a legend which provides as follows:

          THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED
          STOCKHOLDERS' AGREEMENT, DATED AS OF MAY 25, 1994,
          AMONG CASELLA WASTE SYSTEMS, INC. AND CERTAIN
          HOLDERS OF ITS OUTSTANDING CAPITAL STOCK AND RIGHTS
          TO ACQUIRE CAPITAL STOCK.  COPIES OF SUCH AGREEMENT
          MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST IF MADE
          BY THE HOLDER OF THE RECORD OF THIS CERTIFICATE TO THE SECRETARY OF CASELLA WASTE SYSTEMS, INC.

James T. Cronin
October 19, 1994
Page 3



If you are in Agreement with the foregoing, please so indicate by signing the enclosed counterpart of this letter, and returning such counterpart to Casella Waste Systems, Inc. Thereupon, this letter shall become a binding agreement upon both of us.

Sincerely,

CASELLA WASTE SYSTEMS, INC.


/s/ John W. Casella
---------------------------
John W. Casella
President


Read, accepted and agreed to this 19th day of October, 1994.


NATIONAL WASTE INDUSTRIES, INC.


By:
     --------------------------------
         Its Duly Authorized Agent